THIS AGREEMENT is made the 8th day of August, 2000 between

SWIFTNET LIMITED registered in England No. 2469394 having its registered office at Edelman House, 1238 High Road, Whetstone, London N20 OLH

And

BRITISH TELECOMMUNICATIONS public limited company registered in England No. 1800000 having its registered office at 81 Newgate Street, London, EC1A 7AJ.

WHEREAS

A     The Operator is a Schedule 2 Public Operator.

B     BT is a Schedule 2 Public Operator.

C The Parties have agreed to connect the Operator System to the BT System and to the supply of services and facilities, on the terms and conditions of this Agreement.

IT IS AGREED as follows:

1.    DEFINITIONS AND INTERPRETATION

1.1 In this Agreement, except if the context requires otherwise, words and expressions are as defined in Annex D.

1.2 The Interpretation Act 1978 shall apply for the purpose of interpreting this Agreement as if this Agreement were an Act of Parliament.

1.3 The following documents form part of this Agreement and, in the event of any inconsistencies between them, the order of precedence shall (unless expressly stated to the contrary) be as follows:

            1.    main body of this Agreement

            2.    Annex D

            3.    Annexes A and B

            4.    Specifications

            5.    Annex C

            6.    Carrier Price List

1.4 It is hereby expressly agreed that the Manuals, the Technical Master Plan and the Customer Service Plan are not legally binding.

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2.    COMMENCEMENT AND DURATION

2.1 This Agreement takes effect on the date hereof and shall continue until termination pursuant to this Agreement.

2.2   In the event that either Party ceases to be a Schedule 2 Public Operator:

2.2.1 the Party so ceasing may terminate the Agreement by not less than three months' advance written notice;

2.2.2 the other Party may terminate the Agreement forthwith by written notice.

2.3 A Party may terminate this Agreement by giving at any time to the other not less than 24 months' written notice to terminate.

2.4 After notice has been given pursuant to paragraph 2.2 or 2.3 a Party may request the other Party to carry on good faith negotiations with a view to entering into a new agreement.

2.5 Following a request pursuant to paragraph 2.4, if, on termination of this Agreement either Party would be obliged under its Licence to enter into anew interconnection agreement with the other Party the Parties shall carry on good faith negotiations with a view to entering into a new agreement within a reasonable period, and in the case of paragraphs 2.2.1 and 2.3 with a view to that agreement taking effect on termination of this Agreement.

3.    INTERCONNECTION AND STANDARDS

3.1 The Parties shall connect and keep connected the BT System and the Operator System at Points of Connection using Customer Sited Interconnect or In-span Interconnect in accordance with this Agreement (to such extent permitted by the Operator Licence).

3.2 If this Agreement does not contain a Schedule for the joint provision by the Parties of In-span Interconnect and BT notifies the Operator that BT requires Capacity between particular Switch Connections on a particular date, the Operator shall include such Capacity in its next Capacity Profile. The Operator shall place a Capacity Order in a timely manner for such Capacity by way of Customer Sited Interconnect between the same Switch Connections, being an order for not less than the Capacity required by BT. No such Capacity Order shall be cancelled nor any resulting Interconnect Link rearranged by the Operator without BT's written consent. The provisions relating to payment for duct for such Interconnect Links shall not apply and the Capacity by way of Customer Sited Interconnect provided pursuant to this paragraph shall, unless otherwise agreed, be used solely for Traffic Types for which BT has responsibility pursuant to Annex A.

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3.3   Each Party shall comply with the Specifications in so far as they apply to the provision of services pursuant to this Agreement.

3.4 In the practical implementation of the Specifications relating to the interconnection of the BT System and the Operator System the Parties shall apply standards and operating guidelines which in the first instance have due regard to the following in the order or precedence specified below:

3.4.1       any  legal   requirements   imposed  upon  each  of  them  including
            requirements arising from Condition 45 of the BT Licence and the equivalent Condition of the Operator Licence; and

3.4.2 any relevant specification notified by the Director General in implementation of the recommendations of the NICC; and

3.4.3       any recommendations by ETSI; and

3.4.4       any recommendations by ITU-T; and

3.4.5       the GSM memorandum of understanding (where applicable)

4.    SYSTEM ALTERATION

4.1 A Party wishing to make a System Alteration shall give to the other Party not less than 7 months written notice prior to the date of the anticipated System Alteration. The notice shall specify the technical details of the System Alteration and the date of the anticipated System Alteration. Following such notification each Party shall supply to the other such information as the other may reasonably request including in the case of the Party giving the notice, to the extent reasonably practicable, the potential impact on the other Party's System.

4.2 The Party receiving the notice pursuant to paragraph 4.1 shall notify the other as soon as practicable, but in any event not more than one month after receipt of such notice, of any alterations required to that Party's System as a result of the proposed System Alteration and, if the provisions in paragraph 4.6 do not apply, a quotation for the cost of such alterations calculated on the basis of the minimum cost consistent with good engineering practice.

4.3 If the Party giving the notice pursuant to paragraph 4.1 agrees the alterations required to the other Party's System and agrees the quotation (if any), the Parties shall agree a plan within three months of receipt of the notice referred to in paragraph 4.2 to implement the System Alteration and the other Party shall carry out such alterations in accordance with the agreed plan.

4.4 If the provisions in paragraph 4.6 do not apply, and if the Party giving the notice pursuant to paragraph 4.1 does not agree alterations required

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      and/or the quotation (if any), that Party shall so notify the other Party, and the Parties agree to treat the matter as a Dispute. The Party giving the notice pursuant to paragraph 4.1 shall not implement the relevant System Alteration until the Dispute is resolved.

4.5 On completion of the relevant alteration the Party receiving the notice pursuant to paragraph 4.1 shall invoice the other Party for such alteration for an amount not exceeding the agreed quotation.

4.6 Each Party shall pay its own costs arising out of the System Alteration if:

4.6.1 the Parties agree in writing to change their respective Systems for their mutual benefit; or

4.6.2 the System Alteration is lawfully directed by the Director General who also lawfully directs each Party to pay its own costs; or

4.6.3       the System Alteration is unanimously agreed by NICC; or

4.6.4 the altering Party is BT and the System Alteration is a change to the signalling system, which change is consistent with an upgrade path agreed by NICC.

4.7   The Parties shall amend the Specifications prior to a System Alteration.

4.8 If a Party makes a System Alteration it shall ensure that Calls handed over from the other Party are not prevented to any greater extent or hindered in any manner different from the generality of Calls made by the altering Party's Customers.

5.    SCOPE

5.1 The Parties shall convey Calls and provide the services and facilities pursuant to the Schedules.

5.2 For the avoidance of doubt and notwithstanding the interconnection of the BT System and the Operator System neither Party shall hand over to the other Party, nor have an obligation to convey Calls of any category, unless the other Party has agreed to convey Calls of that category and there is express provision to convey Calls of that category in a Schedule.

5.3 Neither Party shall be obliged to provide or be entitled to access Ancillary Services unless there is express provision for the particular Ancillary Service in a Schedule.



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6.    QUALITY OF SERVICE

6.1 BT shall use reasonable endeavours to meet the Target Performance, applicable at the time of provision of the relevant Standard Service, specified in the Quality Schedule.

7.    TRANSFER CHARGE CALLS

7.1 If having been allocated an entire NNG the Operator has the exclusive use of that NNG and requests BT not to offer Transfer Charge Calls to Operator Customers on such NNG then subject to the Operator:

7.1.1 taking reasonable steps to ensure that Operator Customers on such NNGs do not accept or agree to pay for Transfer Charge Calls; and

7.1.2 giving BT written notice that the Operator does not wish Transfer Charge Calls to be conveyed to the relevant NNG;


      BT shall instruct BT Operator s not to make available Transfer Charge Calls to Operator Customers on such NNG, request operators of Authorised Overseas Systems not to make available Transfer Charge Calls to Operator Customers on such NNG, and request Third Parties who run Telecommunications Systems that provide public switched telephony within the United Kingdom pursuant to licences granted under the Act, not to make available Transfer Charge Calls to Operator Customers on such NNG.

7.2 If the Operator has complied with the provisions of paragraph 7.1, the Operator shall be released from any obligation to pay for Transfer Charge Calls conveyed to relevant NNG 28 Working Days after the date of receipt of the notice pursuant to paragraph 7.1.2.

7.3 If BT releases the Operator from the obligation to pay for any Transfer Charge Call pursuant to paragraph 7.2, the Operator shall release BT from the obligation to pay the Operator for the conveyance of such Call unless the Call was connected by the BT Operator.

8.    NEW SERVICE

8.1 Either Party may, at any time, request from the other Party an agreement to interconnect their respective Systems for the provision of any service or facility which the other Party provides under interconnection agreements to Third Party Operators which, in the case of a request to:

8.1.1 BT, is an agreement which BT is required to enter into under Condition 45 of the BT Licence; or

8.1.2 the Operator, is an agreement which the Operator is required to enter into under the equivalent Condition of the Operator Licence.


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8.2   BT shall,  following  a request  by the  Operator,  offer to enter into an
      agreement  to  interconnect  the  Parties'   respective  Systems  for  the
      provision of the service or facility to the Operator on BT's then current standard terms. Upon acceptance of such offer, this Agreement shall be amended by the addition of a Schedule containing the terms applicable to such service or facility or, if appropriate, the Parties shall agree and enter into a new interconnection agreement.

8.3 The Operator shall, following a request by BT, enter into good faith negotiations with BT to agree terms for interconnection to the Parties' respective Systems for the provision of the service or facility by the Operator to BT on fair and reasonable terms. Upon terms being agreed, this Agreement shall be amended to give effect to the agreed terms or, if appropriate, the Parties shall agree and enter into a new interconnection agreement.

8.4 If a Party requests from the other Party an agreement for interconnection for the provision of a service or facility which is not made available by such other Party, BT is required to enter into under Condition 45 of the BT Licence or, if the Operator is the other Party, the Operator is required to enter into under the equivalent Condition of the Operator
      Licence, the Parties shall enter into good faith negotiations to enter into an agreement for interconnection for the provision of such service or facility in accordance with paragraphs 8.5 - 8.9 (inclusive) or otherwise as the Parties may agree.

8.5 The Party requesting the other Party under paragraph 8.4 (the "Requesting Party") shall provide at the time of such request the other Party (the "Requested Party") with a written statement of its requirement addressing the matters contained in the New Services Manual.

8.6 Not later than 5 Working Days after receipt by the Requested Party of the statement of requirements, the Requested Party shall acknowledge such receipt in writing.

8.7 Not later than 30 calendar days after the acknowledgement under paragraph 8.6, the Requested Party shall confirm whether or not the statement of requirements is sufficient for the purpose and, if not, the Requested Party shall request and the Requesting Party shall provide such further clarification of the statement of requirements as the Requested Party may reasonably require. The Parties shall use their reasonable endeavours to ensure that the Requested Party shall be in a position to confirm the sufficiency of the statement of requirements (with clarification, if any) within such 30 calendar day period.


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8.8   Subject  to  the  Requested  Party   confirming  the  sufficiency  of  the
      Requesting Party's statement of requirements under paragraph 8.7, the Requested Party shall not later than:

8.8.1 60 calendar days after the acknowledgement under paragraph 8.6, confirm in writing to the Requesting Party whether it accepts an obligation to enter into an agreement to meet those requirements in accordance with the cost and other principles embodied in the Requested Party's Licence; and

8.8.2 if it does accept an obligation to do so, 75 calendar days after the acknowledgement under paragraph 8.6, endeavour to agree with the Requesting Party a plan which addresses:

8.8.2.1 the testing of the feasibility of the requirements and, if so feasible, the implementation of those requirements;

8.8.2.2 the terms and conditions, including price, applicable to the requirements; and

8.8.2.3           any other relevant matter.

8.9 If the Requested Party does not accept under paragraph 8.8.1 an obligation to meet the Requesting Party's requirements or the Requested Party does accept under paragraph 8.8.1 an obligation to meet the Requesting Party's requirements but the Parties fail to agree on any aspect of the plan within the timescale referred to in paragraph 8.8.2, then the Requesting Party without prejudice to its other rights and remedies may immediately request a determination from the Director General under the provisions of the Requested Party's Licence.

8.10 If the Requested Party does not accept under paragraph 8.8.1 an obligation to meet the Requesting Party's requirements, negotiations to agree terms for interconnection for the provision of the service or facility may nevertheless continue, whether by further clarification of the statement of requirements or otherwise and without prejudice to the Requesting Party's right to request a determination from the Director General as referred to in paragraph 8.9

8.11 The provisions of this paragraph 8 are intended to establish a framework for the interconnection of the Parties' respective Systems for the provision of any service or facility not already agreed to be provided under this Agreement, but are not intended to prejudice the rights, liabilities and obligations of the Parties created by and under their Licences.

9.    FORECASTS AND CAPACITY

9.1 The Parties shall supply to each other forecasts in accordance with Annex A and as may be required in a Schedule.

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9.2   The Parties shall order and provide  Capacity in  accordance  with Annex A and as may be required in a Schedule.

10.   PROVISION OF INFORMATION

10.1 Each Party shall provide free of charge, one copy of the information specific in paragraph 10.3 of the main body and in paragraphs 3, 7 and 16 of Annex A, and such other information as is reasonably required from time to time by the other Party for interconnection of the Systems and the provision of services or facilities pursuant to this Agreement.

10.2 Each Party shall promptly supply to the other upon request details of services and facilities which it provides to its Customers to which paragraph 8 may apply.

10.3 Subject to a Party's obligations of confidentiality to a Third Party, a Party may request and the other Party shall provide information on protocols in use by that other party which are required for interconnection, conveyance of Calls or the provision of services specified in this Agreement between the BT System and the Operator System if such other party has relevant information and the provision of such information is necessary as a consequence of the absence of international standards.

10.4 Notwithstanding any provision of this Agreement a Party shall not be obliged to provide information which is subject to a confidentiality obligation to a Third Party unless such Third Party consents to such disclosure.

10.5 The Disclosing Party will use reasonable endeavours to ensure that information disclosed is correct to the best of its knowledge at the time of provision of such information.

10.6 If a Disclosing Party provides information to a Receiving Party, the Disclosing Party shall have obtained all appropriate Third Party consents.

10.7 Subject to paragraph 23, the Receiving Party shall indemnify the Disclosing Party and keep it indemnified against all liabilities, claims, demands, damages, costs and expenses arising as a consequence of any failure by the Receiving Party to comply with the conditions imposed and identified at the time when the information was provided.

10.8 Nothing in this Agreement shall require a Party to do anything in breach of any statutory or regulatory obligation of confidentiality, including without prejudice to the generality of the foregoing, any obligation pursuant to the Data Protection Act 1998, the BT License or the Operator License as appropriate or any code of practice on the confidentiality of customer information issued by the Director General.

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11.   Client

11.1 If a Party's System requests CLI from the other System the originating System shall generate and convey CLI to the System requesting it to the extent that the originating System has such a capability.

11.2 A Party whose System receives CLI following a request pursuant to paragraph 11.1 shall only use the CLI for the following purposes:

11.2.1      routing Calls; and

11.2.2 compilation of (a) inter Party bills, and (b) Customer bills subject to such CLI not being disclosed on the Customer bill;

11.2.3 agreed administrative use in accordance with accepted industry practice from time to time which includes, at the date of this Agreement, call trace, malicious call identification, compilation of statistics relating to call origin and PRS Fraud prevention and detection; and

11.2.4 display to Customers subject to compliance with the "Code of Practice" as referred to in the definition of CLI in Annex D as such code may be amended or replaced from time to time.

11.3 A Party conveying Calls handed over from a Third Party System or an Authorised Overseas System shall convey, to the extent received, the CLI associated with those Calls.

11.4 Notwithstanding other provisions of this Agreement a Party must use CLI to pass telephone numbers to Emergency Organisations.

11.5 The cost of generating and conveying CLI is included in the relevant conveyance rates for Calls. Neither Party shall apply additional charges for CLI.

11.6 If a Party desires to charge separately for the generation or conveyance of CLI such Party may initiate a review of this paragraph 11 pursuant to paragraph 19.1.3 on each 1 April.

11.7 If there is a change in applicable law or regulation materially affecting the operation of the CLI, the Parties shall change the operation of CLI to the extent necessary to comply with the applicable law or regulation.

12.   BT SERVICES

12.1 For a BT service or facility the Operator shall pay to BT the charges specified from time tot time in the Carrier Price List.

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12.2  BT may from time to time vary the charge for a BT service or  facility  by publication in the Carrier Price List and such new charge shall take effect on the Effective Sate, being a date not less than 28 days after the date of such publication. Notwithstanding the aforesaid, BT may vary the charge which has retrospective effect for a BT service or facility by publication in the Carrier Price List if the variation is a result of:

12.2.1 a variation of a charge which has retrospective effect payable by or to BT in respect of any Schedule 2 Public Operator or an Authorised Overseas System; or

12.2.2 an order, direction, determination or requirement of the Director General or any other regulatory authority or body of competent jurisdiction.

12.3 The date of publication in the Carrier Price List shall be the date that BT first makes the contents of the Carrier Price List available on the Internet or commences distribution of the printer version of the Carrier Price List containing the relevant entries to persons other than BT including, without limitation to the Operator, whichever is earlier. If there is a difference between the contents of the Carrier Price List available on the Internet and the contents of the printed version of the Carrier Price List, the contents of the printed version of the Carrier Price List shall prevail.

12.4 As soon as reasonably practicable following an order, direction, determination or consent (for the purposes of this paragraph 12 a "determination" which expression includes a redetermination referred to in paragraph 12.5) by the Director General of a charge (or the means of calculating that charge) for a BT services or facility, BT shall make any necessary alterations to the Carrier Price List so that it accords with such determination.

12.5 If a determination referred to in paragraph 12.4 is subject to a legal challenge, the Parties shall, without prejudice, treat the determination as valid until the conclusion of the legal proceedings, unless the court otherwise directs. If the court finds the determination to be unlawful then the Parties agree to revert to the charges payable immediately prior to such determination being made and BT shall make any necessary alterations to the Carrier Price List. As soon as reasonably practicable following a re-determination by the Director General (as a result of a legal challenge) of a charge (or the means of calculating that charge) for a BT service or facility, BT shall make any necessary alterations to the Carrier Price List so that it accords with such re-determination.

12.6 If any charge (or means of calculating that charge) for a BT service or facility has retrospective effect (for whatever reason) then VT shall, as soon as reasonably practicable following the publication in the Carrier Price List, adjust and recalculate the charges in respect of such service

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      or facility  using the new charge and  calculate  the interest for any sum overpaid or underpaid at the Oftel Interest Rate.

12.7 BT shall ensure that a charge for a BT service or facility specified in the Carrier Price List accords with the full list of Standard Services maintained y BT pursuant to Condition 69.3 of the BT Licence.

12.8 If there is a difference between a charge for a BT service or facility specified in the Carrier Price List and a charge determined by the Director General, the charge is determined by the Director General shall prevail.

12.9 As soon as reasonably practicable following an alteration to the Carrier Price List BT shall send a copy of the alterations to the Carrier Price List to the Operator.

12.10 The provisions of this paragraph 12 are not intended to prejudice the rights, liabilities and obligations of the Parties created by and under the Licences.

13.   OPERATOR SERVICES

13.1 For an Operator service or facility BT shall pay to the Operator the charges specified from time to time in the Carrier Price List.

13.2 The Operator may from time to time by sending to such a person, as BT may notify to the Operator from time to time, a notice in writing in duplicate request a variation to a charge for an Operator service or facility ("Charge Change Notice"). Such notice shall specify the proposed new charge and the date on which it is proposed that the variation is to become effective ("Charge Change Proposal"). BT shall within 4 Working Days of receipt of such notice acknowledge receipt and within a reasonable time notify the Operator in writing of acceptance or rejection of the proposed variation.

13.3 BT may from time to time by sending to such person, as the Operator may notify to BT from time to time, a notice in writing in duplicate request a variation to a charge for an Operator service or facility ("Charge Change Request"). Such notice shall specify the proposed new charge and the date on which it is proposed that the variation is to become effective ("Charge Change Proposal"). The Operator shall within 4 Working Days of receipt of such notice acknowledge receipt and within 14 days of receipt of such notice notify BT in writing of acceptance or rejection of the proposed variation. If the Operator has not accepted the Charge Change Proposal within 14 days of receipt of such notice (or such longer period as may be agreed in writing) the proposed variation shall be deemed to have been rejected.

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13.4  If the Party  receiving a Charge Change  Notice  accepts the Charge Change
      Proposal the Parties shall forthwith enter into an agreement to modify the Agreement in accordance with the Charge Change Proposal.

13.5 If the Party receiving a Charge Change Notice rejects the Charge Change Proposal the Parties shall forthwith negotiate in good faith.

13.6 If following rejection of a Charge Change Proposal and negotiation, the Parties agree that the Charge Change Notice requires further modification, the Party who sent the Charge Change Notice may send a further Charge Change Notice.

13.7 If following rejection of a Charge Change Proposal and negotiation the Parties fail to reach agreement within 14 days of the rejection of the Charge Change Proposal, either Party may, not later than 1 month after the expiration of such 14 days period, refer the matters in dispute to the Director General.

13.8 If the Director General upholds the Charge Change Proposal in the Charge Change Notice without modification the Charge Change Proposal shall take effect on the date specified in the Charge Change Notice and the Parties shall forthwith enter into an agreement to modify the Agreement in accordance with this paragraph 13.8.

13.9 If the Director General does not uphold the Charge Change Proposal in the Charge Change Notice without modification then that Charge Change Notice shall cease to be of any effect. In the event that the Director General proceeds to make an order, direction, determination or requirement following a referral pursuant to paragraph 13.6 then the Party who sent the Charge Change Notice shall send a further Charge Change Notice in accordance with the order, direction, determination or requirement of the Director General and the Parties shall forthwith enter into an agreement to modify the Agreement in accordance with this paragraph 13.9.

13.10 As soon as reasonably practicable following agreement of a charge (or the means of calculating that charge) for an Operator service or facility, BT shall make any necessary alterations to the Carrier Price List so that it accords with that agreement.

13.11 As soon as reasonably practicable following an order, direction, determination, requirement or consent (for the purposed of this paragraph 13 a "determination" which expression includes a redetermination referred to in paragraph 13.12) by the Director General of a charge (or the means of calculating that charge) for an Operator service or facility, BT shall make any necessary alterations to the Carrier Price List so that it accords with such determination. For the avoidance of doubt this paragraph
      13.11 does not apply to a referral pursuant to paragraph 13.7.

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13.12 If a  determination  referred to in paragraph  13.11 is subject to a legal challenge, the Parties shall, without prejudice, treat the determination as valid until the conclusion of the legal proceedings, unless the court otherwise directs. If the court finds the determination to be unlawful then the Parties agree to revert to the charges payable immediately prior to such determination being made and BT shall make any necessary alterations to the Carrier Price List. As soon as reasonably practicable following a redetermination by the Director General (as a result of a legal challenge) of a charge (or the means of calculating that charge) for an Operator service or facility, BT shall make any necessary alterations to the Carrier Price List so that it accords with such re-determination.

13.13 If any charge (or the means of calculating that charge) for an Operator service or facility has retrospective effect (for whatever reason) then the Operator shall, as soon as reasonably practicable following publication in the Carrier Price List, adjust and recalculate the charges in respect of such service or facility using the new charge and calculate the interest for any sum overpaid or underpaid at the Oftel Interest Rate.

13.14 If there is a difference between a charge for an Operator service or facility specified in the Carrier Price List and a charge determined by the Director General, the charge determined by the Director General shall prevail.

13.15 As soon as reasonably practicable following an alteration to the Carrier Price List BT shall send a copy of the alterations to the Carrier Price List to the Operator.

13.16 The provisions of this paragraph 13 are intended to establish a framework for establishing changes to charges for an Operator service or facility, but are not intended to prejudice the rights, liabilities and obligations of the Parties created by and under their Licences.

14.   CHARGES AND PAYMENT

14.1 Each Party shall pay the charges calculated in accordance with, and within the time specified in, this Agreement.

14.2 No charges shall be payable under this Agreement by one Party to the other unless such charges are specifically referred to in this Agreement.

14.3 The charges in this Agreement are exclusive of VAT unless such charges are stated to be inclusive of VAT.

14.4  Invoices are due and payable in pounds sterling.

14.5 Each Party shall pay the other Party the relevant charges specified in this Agreement for all Calls conveyed between the Parties except that if a Party has a Third Party Interconnect, and the other Party has a Third

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      Party Interconnect  Agreement containing  provisions such that charges for
      Calls conveyed via the Third Party Interconnect are paid directly to that other Party by that Third Party, then the first Party shall be released from payment for such Calls subject to such Calls being conveyed in agreed separate Traffic Routes.

15.   BILLING

15.1 Each Party shall provide to the other invoices of all amounts due to it, calculated in accordance with the provisions of Annex B and the Carrier Price List.

16.   SYSTEM PROTECTION SAFETY

16.1  Each Party is  responsible  for the safe operation of its System and shall
      take  all   reasonable   and   necessary   steps  in  its   operation  and
      implementation of this Agreement to ensure that its System does not;

16.1.1 endanger the safety or health of employees, contractors, agents or Customers of the other Party; or

16.1.2 damage, interfere with or cause any deterioration in the operation of the other Party's System.

17.   APPROVED ATTACHMENTS AND CUSTOMER EQUIPMENT

17.1 Neither Party shall connect or knowingly permit the connection to its System of anything that is not approved by the relevant approvals authority for attachment to its System.

17.2 If a Customer ceases wholly or partly to be a Party's Customer at any one site and becomes a Customer of the other Party, the first Party shall not hinder the second Party from:

17.2.1      gaining access to equipment rooms owned or occupied by the Customer,

17.2.2      gaining access to ducting and wiring owned by the Customer, and/or

17.2.3      obtaining consents and wayleaves from any Third Party

      as shall be required for such access.

18.   NUMBERING

18.1 Each Party shall use numbers in accordance with the United Kingdom national numbering scheme and shall comply with the numbering provisions in Annex A.

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19.   REVIEW

19.1 A Party may seek to amend this Agreement by serving on the other a review notice if:

19.1.1 either Party's Licence is materially modified (whether by amendment or replacement); or

19.1.2 a material change occurs in the law or regulations (including codes of practice whether or not having the force of law) governing telecommunications in the United Kingdom; or

19.1.3 this Agreement makes express provision for a review or the Parties agree in writing that there should be a review; or

19.1.4 a material change (including enforcement action by any regulatory authority) occurs which affects or reasonably could be expected to affect the commercial or technical basis of the Agreement; or

19.1.5 this Agreement is assigned or transferred by the other Party except if prior written consent to the assignment or transfer is not required under paragraph 25.1; or

19.1.6      there is a general review pursuant to paragraph 19.4; or

19.1.7      this Agreement or any part thereof has ceased to be reasonable.

19.2 A review notice shall set out in reasonable detail the issues to be discussed between the Parties.

19.3 Save as provided in paragraph 19.4, a Party shall serve review notice not later than the expiration of a 6 months period commencing on the date set opposite each paragraph as follows:


            Paragraph:       Period commencing on the date:
            ---------- ---------------------------------------------------------
              19.1.1    of publication of the modifications to the Licence
              19.1.2    of occurrence of material change
              19.1.3 of entitlement or occurrence of the date of written agreement
              19.1.4    of occurrence of the material change
              19.1.5    of notification of assignment or transfer
              19.1.7 of the Agreement or any part thereof has ceased to be reasonable

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19.4  A Party may  initiate  a general  review of this  Agreement  by  serving a review notice during the period of three months commencing on 1 April 2000 and 1 April every 2 years thereafter and 1 October 2001.

19.5 On service of a review notice, the Parties shall forthwith negotiate in good faith the matters to be resolved with a view to agreeing the relevant amendments to this Agreement.

19.6 For the avoidance of doubt, the Parties agree that notwithstanding service of a review notice this Agreement shall remain in full force and effect.

20.   DETERMINATION

20.1 If the Parties fail to reach agreement on the subject matter of a review notice pursuant to paragraph 19 within 3 months (or 6 months for a review notice under paragraph 19.4) in each case from the date of service of such review notice, either Party may, not later than 3 months after the expiration of the relevant period, request in writing the Director General to determine the matters upon which the Parties have failed to agree.

20.2 On receipt of a request for a determination the Director General may make an order, direction, determination or consent if he is satisfied that:

20.2.1 the requirements of the relevant provisions of paragraph 19.1 have been satisfied; and

20.2.2      the modifications sought in this Agreement are material.

20.3 An order, direction, determination or consent by the Director General shall be limited to the subject matter of the request for a determination.

20.4 The Parties shall enter into an agreement to modify or replace the Agreement in accordance with any order, direction, determination or consent of the Director General unless such order, direction, determination or consent is subject to legal challenge.

20.5 If the order, direction, determination or consent is subject to a legal challenge then the Parties shall modify or replace the Agreement at the conclusion of the legal proceedings in accordance with the Director General's order, direction, determination or consent and the result of the legal proceedings.

20.6 For the avoidance of doubt, order, direction, determination or consent of a charge may include an order, direction, determination or consent of the basis for calculating that charge.

20.7 The provisions of these paragraphs 19 and 20 are intended to establish a framework for the review and determination of the provisions of this Agreement, but are not intended to prejudice the rights, liabilities and obligations of the Parties created by and under their Licences.

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21.   CONFIDENTIALITY

21.1 Subject to the following provisions of this paragraph 21, a Receiving Party shall keep in confidence Confidential Information and will not (and will use its reasonably endeavours to ensure that its directors, employees, and professional advisers will not) disclose such information to any Third Party.

21.2 A Receiving Party shall exercise no lesser degree of care of Confidential Information than would a reasonable person with knowledge of the confidential nature of the information. A Receiving Party shall exercise no lesser security or degree of care than that Party applies to its own Confidential Information of an equivalent nature.

21.3 A Receiving Party shall restrict disclosure of Confidential Information relating to the other Party to those persons who have a reasonable need to know, Confidential Information shall be used solely for the purposes for which it is disclosed.

21.4 A Receiving Party may disclose Confidential Information to an Associated Company, subject to the Associated Company undertaking to comply with obligations equivalent to those contained in this paragraph 21.

21.5 A Receiving Party may disclose Confidential Information to a contractor or agent, subject to the contractor or agent undertaking to comply with obligations equivalent to those contained in this paragraph 21.

21.6  The following shall not constitute a breach of this paragraph 21:

21.6.1 a disclosure authorised in writing by the Disclosing Party to the extent of that authority; or

21.6.2      a disclosure to an Emergency Organisation; or

21.6.3 publication of all or part of this Agreement or details of it pursuant to the BT Licence or publication in the Carrier Price List or Quality Schedule except in so far as the Director General has consented to the exclusion of any matter pursuant to condition 49.3 of the BT Licence; or

21.6.4 a disclosure which is properly made pursuant to the Operator Licence or the BT Licence or a relevant statutory or other regulatory obligation; or

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21.6.5      a disclosure  properly and reasonably  made to the Director  General under paragraph 20, or to an arbitrator, expert or any person appointed by the Parties for the resolution of a Dispute; or

21.6.6 a disclosure to obtain or maintain any listing on any recognized stock exchange,

      subject to in the case of any disclosure specified in paragraphs 21.6.4 to
      21.6.6 the Receiving Party informing the Disclosing Party as soon s reasonably practical, after such disclosure.

21.7 Unless otherwise agreed in writing, a Receiving Party shall not use the other Party's Confidential Information to provide commercial advantage to its retail business.

22.   FORCE MAJEURE

22.1 Neither Party shall be liable for any breach of this Agreement caused by act of God, insurrection or civil disorder, war or military operations, national or local emergency, acts or omissions of government, highway authority or other competent authority, compliance with any statutory obligation, industrial disputes of any kind (whether or not involving BT's or the Operator's employees), fire, lightning, explosion, flood, subsidence, weather of exceptional severity, acts or omissions of persons for whom neither Party is responsible or any other case whether similar or dissimilar outside its reasonable control and any such event or circumstance is force majeure.

22.2 The Party initially affected by force majeure shall promptly notify the other of the estimated extent and duration of its inability to perform or delay n performing its obligations ("force majeure notification").

22.3 Upon cessation of the effects of the force majeure the Party initially affected by a force majeure shall promptly notify the other of such cessation.

22.4 If as a result of a force majeure, the performance by the Party initially affected of its obligations under this Agreement is affected, such Party shall, subject to the provision of paragraph 22.6, perform those of its obligations not affected by a force majeure. In performing those of its obligations not affected by a force majeure, the Party initially affected by a force majeure shall deploy its resources such that (when taken together with other obligations to its Customers and Third Parties) there is no undue discrimination against the other Party.

22.5 To the extent that a Party is prevented as a result of a force majeure from providing all of the services or facilities to be provided under this Agreement, the other Party shall be released to the equivalent extent from its obligations to make payment for such services or facilities or complying with its obligations in relation thereto.

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22.6  Following a force  majeure  notification  and if the effects of such force majeure continue for:

22.6.1 a continuous period of not more than 6 months from the date of the force majeure notification (whether or not notice of cessation has been given pursuant to paragraph 22.3) any obligation outstanding shall be fulfilled by the Party initially affected by the force majeure as soon as reasonably possible after the effects of the force majeure have ended, save to the extent that such fulfilment is not longer possible or is not required by the other Party;

22.6.2 a continuous period of 6 months or more from the date of the force majeure notification (and notice of cessation has not been given pursuant to paragraph 22.3), the Party receiving the force majeure notification shall be entitled (but not obliged) to terminate this Agreement by giving not less than 30 days written notice to the other Party, provided that such notice shall be deemed not to have been given if notice of cessation is received by the Party receiving the force majeure notification prior to the expiry of the 30 days notice. If this Agreement is not terminated in accordance with the provisions of this paragraph 22.6.2, any obligations outstanding shall be fulfilled by the Party initially affected by the force majeure as soon as reasonably possible after the effects of the force majeure have ended, save to the extent that such fulfilment is no longer possible or is not required by the other Party.

23.   LIMITATION OF LIABILITY

23.1 Neither Party has an obligation of any kind to the other Party beyond the obligations to exercise the reasonable skill and care of a competent telecommunications operator in performing its obligations under this Agreement.

23.2 Subject to paragraph 23.4 if a Party is in breach of any of its obligations under this Agreement to the Party (excluding obligations arising under this Agreement to pay moneys in the ordinary course of business), or otherwise (including liability for negligence or breach of statutory duty) such Party's liability to the other shall be limited to one million pounds sterling (Stg POUNDS 1,000,000) for any one event or series of connected events and two million pounds sterling (Stg POUNDS 2,000,000) for all events (connected or unconnected) in any period of 12 calendar months.

23.3 Neither Party excludes or restricts its liability for death or personal injury caused by its own negligence or liability arising under Part I of the Consumer Protection Act 1987.


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23.4  Neither  Party shall be liable to the other in contract,  tort  (including negligence or breach of statutory duty) or otherwise for loss (whether direct or indirect) of profits, business or anticipated savings, wasted expenditure or for any indirect or other consequential loss whatsoever arising in connection with the operation of this Agreement, howsoever caused.

23.5 Each provision of this paragraph 23 is a separate limitation applying and surviving even if one or more such provisions is inapplicable or held unreasonable in any circumstances.

23.6 The amounts specified in paragraph 23.2, as adjusted pursuant to this paragraph 23.6, shall be adjusted on each 1st April after the date of this Agreement by the percentage change in the retail price index (published in the General Index of Retail Prices (RPI) published by the Central Statistical Office (or any successor index)) for the month of September immediately preceding each 1st April compared with the RPI published in September in the previous year.

24.   INTELLECTUAL PROPERTY RIGHTS.

24.1 Except as expressly provided otherwise in this Agreement, Intellectual Property Rights shall remain the property of the Party creating or owning the same and nothing in this Agreement shall be deemed to confer any assignment or licence of the Intellectual Property Rights of one Party to the other Party.

25.   ASSIGNMENT.

25.1 Unless otherwise agreed in writing, and subject to paragraph 25.2, no rights benefits or obligations under this Agreement may be assigned or transferred, in whole or in part, by a Party without the prior written consent of the other Party.

25.2 No consent is required under paragraph 25.1, for an assignment of rights, benefits or obligations under this Agreement (in whole or in part) to a successor to al or substantially all of the assigning Party's System or to an Associated Company provided that such successor or Associated Company shall be a Schedule 2 Public Operator.

25.3 The assigning Party shall promptly give notice to the other Party of any assignment permitted to be made without the other Party's consent. No assignment shall be valid unless the assignee/successor agrees in writing to be bound by the provisions of this Agreement.

26.   DISPUTES.

26.1 If a Party (the "disputing Party") wishes to invoke the dispute procedure specified in this paragraph, it shall send written notice of the Dispute

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      to the other  Party's  commercial  contact (the  "receiving  Party").  The notice shall contain all relevant details including the nature and extent of the Dispute. The receiving Party shall acknowledge the receipt of such notice of the Dispute within two Working Days.

26.2 The name of each Party's commercial contact shall be as specified from time to time in the Customer Service Plan. For the purposes of this paragraph 26 no change to a commercial contact shall be effective until it has been notified to the other Party.

26.3 Following notice under paragraph 26.1, the Parties shall consult in good faith to try to resolve the Dispute. If agreement is not reached within 14 days, the Dispute may be escalated by either Party under paragraph 26.4.

26.4 If the Dispute is not resolved under paragraph 26.3, either Party may send written notice to the other Party's commercial contact requiring the Dispute to be escalated and stating to whom that Party has escalated the Dispute. The commercial contact receiving such notice shall acknowledge the receipt of such notice within four Working Days and state to whom the Dispute has been escalated.

26.5 Following notice under paragraph 26.4, the Parties shall work in good faith to try to resolve such Dispute, involving appropriate senior managers.

26.6 If the Dispute is not resolved at any time, either Party may refer the Dispute to the Director General and shall forthwith send a copy of the referral to the other Party. In the event of a reference to the Director General, both Parties shall compile a detailed dispute report which shall include origin, nature, extent, issues and any proposals for resolution and make their respective reports available to the Director General and each other within 28 days of the referral.

26.7 The above procedures are without prejudice to any other rights and remedies that may be available in respect of any breach of any provisions of this Agreement.

26.8  Nothing herein shall prevent a Party from:

26.8.1 seeking (including obtaining or implementing) interlocutory or other immediate relief;

26.8.2 referring the Dispute to the Director General in accordance with any right (if any) either Party may have to request a determination or other appropriate steps for its resolution.

26.9 The dispute procedure specified in this paragraph shall not apply to disputes arising out of the service of a Charge Change Notice.

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27.   BREACH, SUSPENSION AND TERMINATION

27.1 If a Party's System adversely affects the normal operation of the other Party's System, or is a threat to any person's safety, the other Party may suspend, to the extent necessary, such of its obligations hereunder, and for such period as may be reasonable to ensure the normal operation of its System or reduce the threat to safety.

27.2 If a Party is in material breach of (including failure to pay a sum due under) this Agreement, the other Party may service a written notice (the "breach notice") on the Party in breach specifying the breach and requiring it to be remedied within:

27.2.1      30 calendar days from the date of receipt of such breach notice; or

27.2.2 in case of emergency, within such shorted period as the Party not in breach may reasonably specify.

27.3 If the Party in breach fails to remedy the breach within such reasonable period as may by specified by the Party not in breach pursuant to paragraph 27.2 the Party not in breach may, until such breach is remedied, suspend performance of such of its obligations under this Agreement as is reasonable in the circumstances.

27.4 If the Party in breach fails to remedy the breach within the period states in the breach notice the Party not in breach may terminate this Agreement on three months' written notice provided always that if the Party in breach remedies the breach within such three months' notice period, this Agreement shall not terminate as a result of such notice.

27.5 This Agreement may be terminated by either Party by written notice forthwith (or on the termination of such other period as such notice may specify) if the other Party:

27.5.1 is unable to pay its debt within the meaning of section 123 (l) (e) of the Insolvency Act of 1986; or

27.5.2 has a receiver or administrative receiver appointed in relation to all or any of its assets; or

27.5.3 has an order made or a resolution passed for its winding up (other than for the purpose of amalgamation or reconstruction); or

27.5.4      has an administration order made in respect of its business; or

27.5.5      enters  into  a  voluntary   arrangement  under  section  1  of  the
            Insolvency Act 1986; or

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27.5.6      ceases to carry on business.

27.6 Upon termination or expiry of this Agreement each Party shall take such steps and provide such facilities as are necessary for recovery by the other Party of equipment (if any) supplied by that other Party. Each Party shall use reasonable endeavours to recover equipment made available by it.

27.7 If 30 calendar days after the termination or expiry of this Agreement, a Party fails to recover equipment in good condition of (fair wear and tear excepted) because of the acts or omissions of the other Party (or a Third Party appearing to have control of a site where such equipment is situate) the first Party may demand reasonable compensation from the other Party which shall be paid by the other Party within 10 calendar days of the date of the demand.

27.8 Without prejudice to a Party's right upon termination or expiry of this Agreement, a Party shall refund to the other a fair and equitable proportion of those periodic sums (if any) paid under the Agreement for a period extending beyond the date of such termination or expiration unless the Parties agree otherwise.

27.9 Termination or expiry of this Agreement shall not be deemed a waiver of a breach of any term or condition of this Agreement and shall be without prejudice to a Party's rights, liabilities or obligations that have accrued prior to such termination or expiry.

27.10 Notwithstanding the termination or expiry of this Agreement paragraphs 10.6, 17.2, 21, 23, 27.6 to 27.11 inclusive shall continue in full force and effect.

27.11 Each of the Parties' rights to terminate or suspend performance of this Agreement pursuant to this paragraph 27 is without prejudice to any other rights or remedies available to either Party.

28.   NOTICES

28.1  A notice shall duly be served if:

28.1.1      delivered by hand, at the time of actual delivery;

28.1.2      sent by facsimile, upon its receipt being confirmed;

28.1.3 sent by recorded delivery post, 4 calendar days after the day of posting.

28.2  Except  if   otherwise   specifically   provided  all  notices  and  other
      communications relating to this Agreement shall be in writing and shall be sent as follows:

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


            If to the Operator:

            Abraham Keinan
            Managing Director
            Swiftnet Limited
            Britannia House
            958-964 High Road
            London N12 9RY

            Facsimile: 020 8446 7010

            If to BT:

            Manager BT WS&S Contracts (Swiftnet Limited)
            BT Wholesale Services and Solutions
            British Telecommunications plc
            pp 2. Building A
            Carrier Business Park
            Hazelwick Avenue
            Three Bridges
            Crawley
            West Sussex RH10 1FQ

            Facsimile: 01293 538649

            or to such other addresses as the Parties may notify from time to time pursuant to this paragraph 28.

29.   ENTIRE AGREEMENT

29.1  This  Agreement  supersedes  all  previous  understandings,   commitments,
      agreements or representations whatsoever, whether oral or written, in relation to the subject matter of this Agreement.

30.   VARIATIONS

30.1 Except as expressly provided in this Agreement, no variation of this Agreement shall be effective unless agreed in writing by the Parties and signed by a person nominated in writing on behalf of:

30.1.1      BT, by the director, UK Carrier Services (or his successor); and

30.1.2 the Operator, by a director or the company secretary (or equivalent office holder) of the Operator.

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


31.   WAIVER

31.1 The waiver of any breach of, or failure to enforce, any term or condition of this Agreement shall not be construed as a waiver or a waiver of any other breach of the same or any other term or condition of this Agreement. No waiver shall be valid unless it is in writing and signed on behalf of the Party making this waiver.

32.   NOT USED

33.   INDEPENDENT CONTRACTORS AND AGENCY

33.1 Each of the Parties is and shall remain at all times an independent contractor fully responsible for its own acts or defaults (including those of its employees or agents). Neither Party is authorised and neither of the Parties nor their employees, agents or representatives shall at any time attempt to act or act on behalf of the Party to the bind the other Party in any manner whatsoever to any obligations. Neither Party nor its employees, agents or representatives shall engage in any acts which may lead any person to believe that such Party is an employee, agent or representative of the other Party. Nothing in this Agreement shall be deemed to constitute a partnership between the Parties.

33.2 If either Party appoints an agent for the purposes of this Agreement, and notifies the other Party, then the other Party shall deal with the appointed agent for such purposes until the first Party notifies the other Party that the appointment has been terminated.

34.   SEVERABILITY

34.1 The invalidity or unenforceability of any provision of the Agreement shall not affect the validity or enforceability of the remaining provisions of this Agreement.

35.   GOVERNING LAW

35.1 The interpretation, validity and performance of this Agreement shall be governed in all respects by the laws of England and Wales and the Parties submit to the exclusive jurisdiction of the English Courts.



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IN WITNESS WHEREOF THIS AGREEMENT was entered into the day and year first before written.


            SIGNED for and on behalf of
            SWIFTNET LIMITED
            Signed:  /s/ A. Keinan
                     ----------------------------
            Name:  A. Keinan
                   ------------------------------
            Position: MD
                      ---------------------------

            SIGNED for and on behalf of
            BRITISH TELECOMMUNICATIONS plc
            Signed:  /s/
                     ----------------------------
            Name: F. Morgan-Rees
                   ------------------------------
            Position: Head of New Events and Service Providers
                      ---------------------------



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